                                                                     EXHIBIT 4.1

                FORM OF CERTIFICATES FOR SHARES OF COMMON STOCK

TEMPORARY CERTIFICATE-EXCHANGABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
READY
                                 FOR DELIVERY.

[STAMP OF AMERICAN BANK NOTE           [STAMP OF STRATEGIX SOLUTIONS, INC.
 COMPANY APPEARS HERE]                   APPEARS HERE]



NUMBER                     STRATEGIX SOLUTIONS, INC.                    SHARES

     THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF NEW YORK OR ATLANTA

INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS

                                                            CUSIP 86279A 10 0

This certifies that


is the
owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

     --------------------------                         --------------------
-------------------------------STRATEGIX SOLUTIONS, INC.------------------------
     --------------------------                         --------------------

(hereinafter called the "Corporation", transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

 Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

AUTHORIZED SIGNATURE

/s/ Lawrence E. Derito        SEAL APPEARS HERE        /s/ Lawrence S. Bartlett
VICE CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT,
 EXECUTIVE OFFICER                                     CHIEF FINANCIAL OFFICER
                                                       CONTROLLER.


COUNTERSIGNED AND REGISTERED:
                       SUNTRUST BANK, ATLANTA
                                                TRANSFER AGENT AND REGISTRAR
BY

                                                            AUTHORIZED SIGNATURE

                           STRATEGIX SOLUTIONS, INC.

     The Corporation is authorized to issue shares of Preferred Stock, and the Board of Directors of the Corporation is authorized to determine the designations, relative rights, preference and limitations applicable to different classes of Preferred Stock and different series within a class of Preferred Stock. The Corporation will furnish to each stockholder on request and without charge a full statement of the designations, relative rights, preferences and limitations of each class and series of stock issued by the Corporation. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be consirued as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                         UNIF GIFT MIN ACT -  _____________ Custodian _____________
     TEN ENT - as tenants by the entireties                                          (Cust)                  (Minor)
     JT TEN  - as joint tenants with right to                                    under Uniform Gifts to Minors
               survivorship and not tenants                                      Act_______________
               in common                                                               (State)


    Additional abbreviations may also be used though not in the above list.

    For value received, _____________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
   _______________________________________

   _______________________________________

   ___________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

  ________________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
   Dated__________________________

                                        ________________________________________
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.


    SIGNATURE(S) GUARANTEED: ________________________________________
                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION, BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATION AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM PURSUANT TO
                                      S.E.C Rule 17.


_______________________________________ ______________________________________
             [STAMP OF AMERICAN                [STAMP OF STRATEGIX
               BANK NOTE COMPANY                  SOLUTIONS, INC.
                APPEARS HERE]                      APPEARS HERE]
_______________________________________ ______________________________________